SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 24, 2004

                               Simtek Corporation
             (Exact name of registrant as specified in its charter)


   Colorado                           0-19027                    84-1057605
-----------------                  ------------              -------------------
(State or other                    (Commission                 (I.R.S. Employer
jurisdiction                       File Number)              Identification No.)
of incorporation)


                            4250 Buckingham Dr. #100
                           Colorado Springs, CO 80907
              (Address and zip code of principal executive offices)


                                 (719) 531-9444
              (Registrant's telephone number, including area code)

Item 5: Other Information and Required FD Disclosure

     On March 24, 2004, Simtek Corporation ("Simtek") announced that Dr. Klaus Wiemer and Mr. John Heightley have retired from Simtek's Board of Directors, and that Messrs. Al Stein and Ron Sartore have replaced them. A copy of the press release is attached hereto as Exhibit 99.1


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

          Exhibit Number                    Description
          --------------                    -----------

              99.1 Press Release, dated March 24, 2004, of Simtek, with respect to Dr. Klaus Wiemer and Mr. John Heightley retiring from the Simtek board and Messrs. Al Stein and Ron Sartore replacing them.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SIMTEK CORPORATION


March 24, 2004                  By:   /s/Douglas Mitchell
                                    --------------------------------------------
                                    Douglas Mitchell
                                    Chief Executive Officer, President and
                                    Chief Financial Officer (acting)

















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